UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 8, 2004

AMREIT

(Exact name of Registrant as specified in its Charter)

Texas (State or other jurisdiction of incorporation or organization)	0-28378 (Commission file number)	76-0410050 (I.R.S. Employer Identification Number)

8 Greenway Plaza, Suite 1000, Houston, Texas 77046
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 850-1400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Slide Presentation

Item 7.01 Regulation FD Disclosure.

     On September 8, 2004, H. Kerr Taylor, the President and Chief Executive Officer of the Registrant, and Chad C. Braun, the Executive Vice President and Chief Financial Officer of the Registrant, delivered a series of presentations to securities and industry analysts regarding the Registrant. Attached as an exhibit to this report are the slides which accompanied the presentation. The information and the related exhibit are being forwarded to the Securities and Exchange Commission pursuant to Regulation FD and do not constitute a “filing” under the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

     99.1          Slide Presentation

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2004

AMREIT
By:	/s/ Chad C. Braun
Chad C. Braun
Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

     99.1          Slide Presentation

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